UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2010

ZHONE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7001 Oakport Street

Oakland, California 94621

(Address of Principal Executive Offices, Including Zip Code)

(510) 777-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 12, 2010, Zhone Technologies, Inc., or Zhone, held its 2010 annual meeting of stockholders. Of the 30,300,746 shares of common stock outstanding and entitled to vote, 23,206,413 shares, or 76.6%, were represented in person or by proxy at the meeting. Two items of business were acted upon by stockholders at the annual meeting. The voting results are as follows:

Proposal 1 – Election of Directors

Stockholders elected all three of Zhone’s nominees as Class III Directors to serve three-year terms expiring at the 2013 annual meeting.

	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Morteza Ejabat	11,011,465	632,450	—	11,562,498
Michael Connors	11,014,683	629,232	—	11,562,498
James Timmins	11,015,326	628,589	—	11,562,498

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of KPMG LLP as Zhone’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

	Votes For	Votes Against	Abstain	Broker Non-Votes
KPMG LLP	22,926,046	129,494	150,873	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2010	Zhone Technologies, Inc.

	By:	/s/ Kirk Misaka
Kirk Misaka
Chief Financial Officer